CMA


CMA NORTH CAROLINA
MUNICIPAL MONEY FUND





Semi-Annual Report

September 30, 1999





MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.





CMA North Carolina
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011

Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 1999, CMA North
Carolina Municipal Money Fund paid shareholders a net annualized yield of 2.55%.* As of September 30, 1999, the Fund's 7-day yield was 2.97%.

Economic Environment
During the six-month period ended September 30, 1999, North Carolina's economy continued to perform favorably as reflected by the drop in the state's unemployment rate to 2.7% in June. This is the lowest unemployment rate recorded in the 20 years that comparable state data collection methods have been used. The most notable employment gains occurred in the finance, insurance and construction industries, which posted gains of almost 8%.

Moreover, in April 1999, Governor Jim Hunt announced that North Carolina ranked fourth in the United States for new locations and expansions by Site Selection magazine. North Carolina recorded 1,044 new facilities and expansions in 1998, up from 880 in 1997. Some of the most notable expansions during the past year have companies such as Fieldcrest Cannon, Bank of America and Glaxo Wellcome PLC. In addition, North Carolina issued $476 million in general obligation bonds in March. The borrowing designated $450 million for the reconstruction and improvement of public school buildings and $26 million for improving the state's water quality.

On July 8, 1999 a trial court entered an order approving an agreement for the settlement of the remaining claims in the intangible tax class action litigation. Under the terms of the settlement, North Carolina has agreed to pay a total of $440 million, $200 million of which is payable on October 1, 1999 and $240 million due no later than July 10, 2000. The order provides that the payment will finally extinguish all liability of the state to all intangible taxpayers.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

The General Assembly has already approved legislation that appropriates the initial $200 million on a timely basis from the state's Budget Stabilization Reserve Account, which currently totals $522 million. Furthermore, plans for financing the remainder of the refund are still in the works as legislators wait for year-end budget figures before weighing their options. According to North Carolina's budget officer, the state will either use the rainy day fund again or money left over from this year's expected budget surplus.

Investment Strategy
During the six-month period ended September 30, 1999, the persistent strength of the US economy continued to fuel an already volatile interest rate environment. We began the period building on our relatively bearish position by reinvesting the proceeds of maturing tax-exempt commercial paper into variable rate products. We did this in an effort to take advantage of the higher yields that were expected in April and May as a result of cash outflows during tax time. This strategy benefited the Fund as yields on one-year fixed rate issues averaged 3.15% compared to yields on variable rate products, which averaged 3.60%.

Moreover, during this time low inflation expectations and a lack of fixed-rate supply made it unattractive to extend the portfolio's average maturity significantly. As May ended, a string of economic data pointing to the presence of inflationary pressures caused concern of higher interest rates. These factors combined with comments made by Federal Reserve Board Chairman Alan Greenspan caused yields on US Treasury securities to rise significantly as expectations of tighter monetary policy increased. For example, the yield on the one-year Treasury note, which began the period at 4.70%, rose to 5.20% by late June, an increase of 50 basis points (0.50%). On June 30, 1999, the Federal Reserve Board tightened monetary policy by raising the Federal Funds rate from 4.75% to 5.00%. As a result, yields on one-year tax-exempt paper rose approximately 25 basis points to 3.50%. Given our bearish position, as well as a meager June inflation report and the need to replace maturing notes, we purchased some one-year issues. The bulk of tax-exempt fixed rate supply expected during late summer and ongoing inflationary concerns expressed by the Federal Reserve Board Chairman kept our strategy in place. For the six-month period ended September 30, 1999, the state of North Carolina's issuance totaled $126.6 million, an increase from the $111.8 million issued during the previous six-month period.

As the period came to an end, the relentless strength of the domestic economy heightened expectations of tighter monetary policy even though inflation remained relatively benign. During this time, we chose to adopt a somewhat bullish investment strategy.
The basis for this strategy was twofold. First, comments made by the Federal Reserve Board Chairman after the second interest rate hike were not as negative as those made following the previous tightening. Second, the expectation of tighter monetary policy, combined with traditional issuance of cash flow notes in August and September, caused yields on fixed rate paper to become more attractive, thus providing a valuable opportunity to take a more aggressive stance. As a result, our strategy allowed the Fund to perform above average compared to its peer group during the period, as measured by IBC Financial Data.

In Conclusion
We thank you for your support of CMA North Carolina Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



November 5, 1999


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999                                                      (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina--    $ 4,000   Ashe County, North Carolina, Industrial Facilities and Pollution Control
93.1%                         Financing Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project),
                              VRDN, AMT, 3.95% due 5/01/2014 (a)                                              $    4,000
                      1,000   Beaufort County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Texasgulf, Inc. Project),
                              VRDN, 3.85% due 12/01/2000 (a)                                                       1,000
                              Buncombe County, North Carolina, GO, VRDN (a):
                        410       3.85% due 6/01/2000                                                                410
                        455       3.85% due 6/01/2002                                                                455
                        500       3.85% due 6/01/2004                                                                500
                        525       3.85% due 6/01/2005                                                                525
                        580       3.85% due 6/01/2007                                                                580
                        435       3.85% due 6/01/2008                                                                435
                        640       3.85% due 6/01/2009                                                                640
                        740       3.85% due 6/01/2012                                                                740
                      3,300   Buncombe County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Revenue Refunding Bonds (Industrial Development
                              Alliance), VRDN, AMT, 3.90% due 8/01/2009 (a)                                        3,300
                      6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc. Project), VRDN,
                              AMT, 3.90% due 9/01/2011 (a)                                                         6,600
                      3,000   Carteret County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR (Texasgulf Inc. Project), VRDN, 3.875% due
                              10/01/2005 (a)                                                                       3,000
                      4,200   Cleveland County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Curtiss-Wright Flight System),
                              VRDN, AMT, 3.95% due 11/01/2023 (a)                                                  4,200
                      6,500   Davidson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Diebold Inc. Project), VRDN,
                              AMT, 3.85% due 6/01/2017 (a)                                                         6,500
                      4,198   Duplin County, North Carolina, Water District, GO, BAN, Series E, 3.10% due
                              11/17/1999                                                                           4,199
                              Gaston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN (a):
                      1,705       (Gold Medal Homes), AMT, 3.85% due 12/01/2009                                    1,705
                      2,000       (Quality Metal Project), 3.90% due 3/01/2015                                     2,000
                              Granville County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds, VRDN (a):
                      4,000       (Mayville Metal Products Project), 3.65% due 5/23/2020                           4,000
                      1,605       (Tuscarora Plastics, Inc. Project), AMT, 3.95% due 12/01/2001                    1,605
                        500   Greene County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Federal Paper Board Company,
                              Inc. Project), VRDN, 3.90% due 11/01/2009 (a)                                          500
                      2,315   Greensboro, North Carolina, GO, Public Improvement, 6.90% due 5/01/2000 (c)          2,407


Portfolio Abbreviations for CMA North Carolina Municipal Money Fund

ACES SM   Adjustable Convertible Extendable Securities
AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
COP       Certificates of Participation
CP        Commercial Paper
GO        General Obligation Bonds
IDR       Industrial Development Revenue Bonds
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
VRDN      Variable Rate Demand Notes




CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999 (CONTINUED)                                          (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina                Guilford County, North Carolina, Industrial Facilities and Pollution Control
(continued)                   Financing Authority, IDR, VRDN, AMT (a):
                   $  2,000       (Neal Manufacturing), 3.90% due 11/01/2013                                  $    2,000
                      5,000       (Ornamental Products), 3.95% due 12/01/2014                                      5,000
                        900       (Pharmagraphics Inc. Project), 3.90% due 9/01/2010                                 900
                      4,500       (US Woven Label Project), 3.90% due 1/01/2013                                    4,500
                     24,000   Halifax County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, Exempt Facilities (Westmoreland), VRDN,
                              AMT, 4.10% due 12/01/2019 (a)                                                       24,000
                              Holly Springs, North Carolina, GO, BAN:
                      6,617       3.02% due 12/08/1999                                                             6,617
                      2,000       Series A, 3.04% due 12/08/1999                                                   2,000
                      2,900   Johnston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Hamlin Sheet Metal Co. Inc.), VRDN, AMT,
                              3.95% due 11/01/2017 (a)                                                             2,900
                      3,700   Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (West Co. Nebraska, Inc. Project), VRDN, 3.85% due
                              10/01/2005 (a)                                                                       3,700
                              Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN (a):
                      7,400       (Hof Textiles Inc. Project), AMT, 3.75% due 10/01/2011                           7,400
                      3,500       (Packaging NC Project), 3.95% due 10/01/2013                                     3,500
                      2,125   Mecklenburg County, North Carolina, GO, Series B, 4.70% due 3/01/2000                2,140
                              Mecklenburg County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds, VRDN (a):
                      2,000       (Edgcomb Metals Co. Project), 3.85% due 12/01/2009                               2,000
                      1,500       (Griffith Micro Science Project), AMT, 3.85% due 11/01/2007                      1,500
                      8,500       (Rexroth Corp. Project), AMT, 3.90% due 9/01/2016                                8,500
                      5,000   Mecklenburg County, North Carolina, Public Improvements, GO, Series B, 4.25%
                              due 2/01/2000                                                                        5,023
                        705   New Hanover County, North Carolina, Industrial Facilities Revenue Bonds
                              (Interroll Corp. Project), VRDN, 3.95% due 11/01/2003 (a)                              705
                      1,100   North Carolina Agricultural Finance Authority, Agricultural Development Revenue
                              Bonds (Citterio USA Corp. Project), VRDN, AMT, 3.95% due 3/01/2013 (a)               1,100
                     11,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                              CP, 3.30% due 10/07/1999                                                            11,000
                      8,000   North Carolina Eastern Municipal Power Agency, Power System Revenue
                              Refunding Bonds, Series A, 4.25% due 1/01/2000 (d)                                   8,025
                              North Carolina Educational Facilities Finance Agency Revenue Bonds, VRDN (a):
                      1,000       (Catawba College), 3.75% due 3/01/2019                                           1,000
                      3,700       (Duke University Project), Series A, 3.65% due 12/01/2017                        3,700
                      2,000       (Duke University Project), Series A, 3.65% due 6/01/2027                         2,000
                      1,900   North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
                              (Cabarrus Memorial Hospital Project), VRDN, 3.80% due 3/01/2012 (a)                  1,900
                              North Carolina Medical Care Commission, Hospital Revenue Bonds (a):
                      3,500       (Duke University Hospital Project), VRDN, Series C, 3.65% due 6/01/2015          3,500
                      2,130       (Duke University Hospital Project), VRDN, Series D, 3.65% due 6/01/2015          2,130
                        200       (Moses H. Cone Memorial Hospital Project), VRDN, 3.90% due 10/01/2023              200
                      3,100       (Pooled Equipment Financing Project), ACES, 3.70% due 12/01/2025 (b)             3,100
                      3,100       (Pooled Financing Project), ACES, 3.75% due 4/01/2012                            3,100
                              North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds:
                      1,000       (Presbyterian Hospital Project), 7.30% due 10/01/2000 (c)                        1,054
                      3,850       (Presbyterian Hospital Project), 7.375% due 10/01/2000 (c)                       4,062
                      1,500       (Rex Hospital Project), 5.10% due 6/01/2000                                      1,512




CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999 (CONCLUDED)                                          (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina      $ 3,000   North Carolina Medical Care Commission Revenue Bonds (Lutheran Retirement
(concluded)                   Project), VRDN, 3.85% due 1/01/2019 (a)                                         $    3,000
                     42,650   North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue
                              Bonds, CP, 3.60% due 10/08/1999                                                     42,650
                      1,000   North Carolina State, GO, Capital Improvement, Series A, 4.70% due 2/01/2000         1,004
                      2,000   North Carolina State, GO, Public School Building, 4.50% due 4/01/2000                2,010
                      1,700   North Carolina State Ports Authority, Docks and Wharves Facility Revenue
                              Bonds (Morehead City Terminals), VRDN, 3.95% due 1/01/2016 (a)                       1,700
                      4,500   North Carolina State University, North Carolina, Raleigh Revenue Bonds
                              (Centennial Campus), VRDN, Series A, 3.70% due 12/15/2019 (a)(e)                     4,500
                      1,800   Person County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Solid Waste Disposal, Carolina Power and
                              Light), VRDN, AMT, 4.05% due 11/01/2016 (a)                                          1,800
                      1,210   Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
                              Bonds (Cessna Aircraft Company Project), VRDN, 3.95% due 10/01/2012 (a)              1,210
                        200   Raleigh-Durham, North Carolina, Airport Authority, Special Facility Revenue
                              Refunding Bonds (American Airlines), VRDN, Series A, 3.90% due 11/01/2005 (a)          200
                      6,095   Raleigh, North Carolina, Parking Facility Lease, COP (RPDA Project), 6.75% due
                              1/01/2000 (c)                                                                        6,272
                      8,500   Rockingham County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, New Generation, VRDN, 3.90% due 10/01/2014 (a)             8,500
                      2,300   Rowan County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR, IDR (Hon Industries Project), VRDN, AMT, 3.90% due
                              4/01/2018 (a)                                                                        2,300
                      2,800   Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (All American Homes of North Carolina), VRDN, AMT,
                              4% due 11/01/2011 (a)                                                                2,800
                      2,073   Sampson County, North Carolina, Water and Sewer District II, GO, BAN, 3.53%
                              due 3/01/2000                                                                        2,073
                      4,600   Stanley County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Patrick Industries Project), VRDN, AMT, 4% due
                              8/01/2010 (a)                                                                        4,600
                      2,960   Wake County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Accu-Fab Inc. Project), VRDN, AMT, 3.95% due
                              1/01/2019 (a)                                                                        2,960
                      1,455   Walnut Cove, North Carolina, GO, BAN, 3.67% due 6/14/2000                            1,455
                        300   Wilson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (North Carolina Chip Company Project), VRDN,
                              3.95% due 1/01/2000 (a)                                                                300
                      1,113   Winterville, North Carolina, GO, BAN, 3.23% due 3/01/2000                            1,113

Puerto Rico--6.2%             Puerto Rico Commonwealth, Government Development Bank, CP:
                      5,400       3.15% due 11/15/1999                                                             5,400
                      7,458       3.40% due 2/11/2000                                                              7,458
                      5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, GO, MSTR, VRDN,
                              Series SGA-43, 3.45% due 7/01/2022 (a)                                               5,000

                              Total Investments (Cost--$287,374*)--99.3%                                         287,374
                              Other Assets Less Liabilities--0.7%                                                  1,914
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  289,288
                                                                                                              ==========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
(b)MBIA Insured.
(c)Prerefunded.
(d)AMBAC Insured.
(e)FSA Insured.
  *Cost for Federal income tax purposes.

   See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1999
Assets:
Investments, at value (identified cost--$287,374,005) (Note 1a)                                          $   287,374,005
Cash                                                                                                             100,937
Interest receivable                                                                                            1,562,186
Prepaid registration fees and other assets (Note 1d)                                                             408,421
                                                                                                         ---------------
Total assets                                                                                                 289,445,549
                                                                                                         ---------------
Liabilities:
Payables:
 Distributor (Note 2)                                                              $        71,874
 Investment adviser (Note 2)                                                                24,323                96,197
                                                                                   ---------------
Accrued expenses and other liabilities                                                                            60,961
                                                                                                         ---------------
Total liabilities                                                                                                157,158
                                                                                                         ---------------
Net Assets                                                                                               $   289,288,391
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $    28,935,484
Paid-in capital in excess of par                                                                             260,419,360
Accumulated realized capital losses--net (Note 4)                                                                (66,453)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 289,354,844 shares of
beneficial interest outstanding                                                                          $   289,288,391
                                                                                                         ===============
See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Investment Income (Note 1c):
Interest and amortization of premium earned                                                              $     4,827,446

Expenses:
Investment advisory fees (Note 2)                                                   $      742,310
Distribution fees (Note 2)                                                                 183,619
Professional fees                                                                           26,220
Accounting services (Note 2)                                                                26,179
Transfer agent fees (Note 2)                                                                25,635
Custodian fees                                                                              14,262
Registration fees (Note 1d)                                                                 13,155
Printing and shareholder reports                                                             9,266
Pricing fees                                                                                 3,640
Trustees' fees and expenses                                                                    920
Other                                                                                        1,664
                                                                                   ---------------
Total expenses                                                                                                 1,046,870
                                                                                                         ---------------
Investment income--net                                                                                         3,780,576
Realized Loss on Investments--Net (Note 1c)                                                                         (547)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $     3,780,029
                                                                                                         ===============

See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                     For the Six             For the
                                                                                     Months Ended          Year Ended
                                                                                     September 30,          March 31,
                                                                                         1999                 1999
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                             $     3,780,576       $     7,678,942
Realized loss on investments--net                                                             (547)              (26,651)
                                                                                   ---------------       ---------------
Net increase in net assets resulting from operations                                     3,780,029             7,652,291
                                                                                   ---------------       ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                  (3,780,576)           (7,678,942)
                                                                                   ---------------       ---------------
Net decrease in net assets resulting from dividends to shareholders                     (3,780,576)           (7,678,942)
                                                                                   ---------------       ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                       406,841,739           779,318,396
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                      3,780,503             7,678,935
                                                                                   ---------------       ---------------
                                                                                       410,622,242           786,997,331
Cost of shares redeemed                                                               (425,399,561)         (789,973,877)
                                                                                   ---------------       ---------------
Net decrease in net assets derived from beneficial interest
transactions                                                                           (14,777,319)           (2,976,546)
                                                                                   ---------------       ---------------
Net Assets:
Total decrease in net assets                                                           (14,777,866)           (3,003,197)
Beginning of period                                                                    304,066,257           307,069,454
                                                                                   ---------------       ---------------
End of period                                                                      $   289,288,391       $   304,066,257
                                                                                   ===============       ===============


See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.     Months Ended
                                                          September 30,            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                        1999         1999        1998         1997        1996
Per Share Operating Performance:
Net asset value, beginning of period                        $     1.00  $     1.00   $     1.00  $     1.00   $     1.00
                                                            ----------  ----------   ----------  ----------   ----------
Investment income--net                                             .01         .03          .03         .03          .03
Realized gain (loss) on investments--net                            --++        --++         --++        --++         --++
                                                            ----------  ----------   ----------  ----------   ----------
Total from investment operations                                   .01         .03          .03         .03          .03
                                                            ----------  ----------   ----------  ----------   ----------
Less dividends from investment income--net                        (.01)       (.03)        (.03)       (.03)        (.03)
                                                            ----------  ----------   ----------  ----------   ----------
Net asset value, end of period                              $     1.00  $     1.00   $     1.00  $     1.00   $     1.00
                                                            ==========  ==========   ==========  ==========   ==========
Total Investment Return                                          2.55%*      2.73%        3.02%       2.84%        3.12%
                                                            ==========  ==========   ==========  ==========   ==========
Ratios to Average Net Assets:
Expenses, net of reimbursement                                    .70%*       .71%         .71%        .72%         .69%
                                                            ==========  ==========   ==========  ==========   ==========
Expenses                                                          .70%*       .71%         .71%        .72%         .74%
                                                            ==========  ==========   ==========  ==========   ==========
Investment income--net                                           2.54%*      2.69%        2.97%       2.79%        3.08%
                                                            ==========  ==========   ==========  ==========   ==========
Supplemental Data:
Net assets, end of period (in thousands)                    $  289,288  $  304,066  $   307,069  $  274,180   $  273,910
                                                            ==========  ==========   ==========  ==========   ==========

 *Annualized.
++Amount is less than $.01 per share.

  See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1999, the Fund had a net capital loss carryforward of approximately $66,000, of which $5,000 expires in 2001, $10,000 expires in 2002, $13,000 expires in 2003, $11,000 expires in 2005 and $27,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Willian E. Zitelli--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].